Debt	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Credit Facility Borrowings
$1 Billion Facility. EQM has a $1 billion credit facility that expires in July 2022. The $1 Billion Facility is available to fund working capital requirements and capital expenditures, to purchase assets, to pay distributions and repurchase units and for general partnership purposes (including purchasing assets from EQT and other third parties). EQM's $1 Billion Facility contains various provisions that, if violated, could result in termination of the credit facility, require early payment of amounts outstanding or similar actions. The most significant covenants and events of default relate to maintenance of a permitted leverage ratio, limitations on transactions with affiliates, limitations on restricted payments, insolvency events, nonpayment of scheduled principal or interest payments, acceleration of and certain other defaults under other financial obligations and change of control provisions. Under the $1 Billion Facility, EQM is required to maintain a consolidated leverage ratio of not more than 5.00 to 1.00 (or not more than 5.50 to 1.00 for certain measurement periods following the consummation of certain acquisitions).
EQM had no letters of credit outstanding under its credit facility as of March 31, 2018 and December 31, 2017. During the three months ended March 31, 2018, the maximum amount of EQM's outstanding borrowings under the credit facility at any time was $420 million and the average daily balance was approximately $301 million. EQM incurred interest at a weighted average annual interest rate of approximately 3.0% for the three months ended March 31, 2018. There were no borrowings outstanding at any time during the three months ended March 31, 2017.
364-Day Facility. EQM has a $500 million, 364-day, uncommitted revolving loan agreement with EQT that matures on October 24, 2018 and will automatically renew for successive 364-day periods unless EQT delivers a non-renewal notice at least 60 days prior to the then current maturity date. Interest accrues on outstanding borrowings at an interest rate equal to the rate then applicable to similar loans under the $1 Billion Facility, or a successor revolving credit facility, less the sum of (i) the then applicable commitment fee under the $1 Billion Facility and (ii) 10 basis points.
EQM had no borrowings outstanding on the 364-Day Facility as of March 31, 2018 and December 31, 2017. There were no borrowings outstanding at any time during the three months ended March 31, 2018. During the three months ended March 31, 2017, the maximum amount of EQM's outstanding borrowings under the credit facility at any time was $50 million and the average daily balance was approximately $26 million. EQM incurred interest at a weighted average annual interest rate of approximately 2.0% for the three months ended March 31, 2017.
As of March 31, 2018, EQM was in compliance with all debt provisions and covenants.
On April 25, 2018, EQM entered into a $2.5 billion unsecured multi-draw 364-day term loan facility with a syndicate of lenders (the EQM Term Loan Facility). The EQM Term Loan Facility was used to fund the cash consideration for the May 2018 Acquisition, is available to repay borrowings under EQM's $1 Billion revolving credit facility and, following the Mergers, under RMP's $850 million revolving credit facility, to fund ongoing working capital requirements and for other general partnership purposes. Unused commitments under the EQM Term Loan Facility will terminate automatically on December 31, 2018. The EQM Term Loan Facility matures on April 24, 2019 and includes mandatory prepayment and commitment reduction requirements related to the receipt by EQM of net cash proceeds from certain debt transactions, equity issuances, asset sales and joint venture distributions. As of June 12, 2018, EQM had $1,825 million outstanding under the EQM Term Loan Facility, $375 million remaining availability for general partnership purposes and $300 million remaining availability that can be used only in conjunction with the closing of the Mergers.

Debt
The following table presents EQM's outstanding debt as of December 31, 2017 and 2016.

	December 31, 2017			December 31, 2016
	Principal	Carrying Value (a)	Fair Value (b)	Principal	Carrying Value (a)	Fair Value (b)
	(Thousands)
$1 Billion Facility	$180,000	$180,000	$180,000	$—	$—	$—
364-Day Facility	—	—	—	—	—	—
4.00% Senior Notes due 2024	500,000	494,939	504,110	500,000	494,170	493,125
4.125% Senior Notes due 2026	500,000	492,413	501,990	500,000	491,562	488,460
Total debt	$1,180,000	$1,167,352	$1,186,100	$1,000,000	$985,732	$981,585

(a)	Carrying value of the senior notes represents principal amount less unamortized debt issuance costs and debt discounts.

(b)	See Note 1 for a discussion of fair value measurements.
$1 Billion Facility. In July 2017, EQM amended and restated its credit facility to increase the borrowing capacity under the facility from $750 million to $1 billion and extend the term to July 2022. The $1 Billion Facility is available to fund working capital requirements and capital expenditures, to purchase assets, to pay distributions and repurchase units and for general partnership purposes (including purchasing assets from EQT and its subsidiaries and other third parties). Subject to certain terms and conditions, the $1 Billion Facility has an accordion feature that allows EQM to increase the available borrowings under the facility by up to an additional $500 million. In addition, the $1 Billion Facility includes a sublimit up to $100 million for same-day swing line advances and a sublimit up to $150 million for letters of credit. Further, EQM has the ability to request that one or more lenders make term loans to it under the $1 Billion Facility subject to the satisfaction of certain conditions, which term loans will be secured by cash and qualifying investment grade securities. EQM's obligations under the revolving portion of the $1 Billion Facility are unsecured.
EQM is not required to maintain compensating bank balances under the $1 Billion Facility. EQM's debt issuer credit ratings, as determined by Standard and Poor's Ratings Services, Moody's Investors Service and Fitch Ratings Service on its non-credit-enhanced, senior unsecured long-term debt, determine the level of fees associated with its $1 Billion Facility in addition to the interest rate charged by the counterparties on any amounts borrowed against the lines of credit; the lower EQM's debt credit rating, the higher the level of fees and interest rate.
During 2017, 2016 and 2015, the maximum amounts of EQM's outstanding borrowings under the credit facility at any time were $260 million, $401 million and $404 million, respectively, the average daily balances were approximately $74 million, $77 million and $261 million, respectively, and interest was incurred at weighted average annual interest rates of 2.8%, 2.0% and 1.7%, respectively. EQM had no letters of credit outstanding under its credit facility as of December 31, 2017 and 2016. For the years ended December 31, 2017, 2016 and 2015, commitment fees of $1.8 million, $1.6 million and $1.2 million, respectively, were paid to maintain credit availability under the credit facility.
EQM's $1 Billion Facility contains various provisions that, if not complied with, could result in termination of the credit facility, require early payment of amounts outstanding or similar actions. The most significant covenants and events of default relate to maintenance of a permitted leverage ratio, limitations on transactions with affiliates, limitations on restricted payments, insolvency events, nonpayment of scheduled principal or interest payments, acceleration of and certain other defaults under other financial obligations and change of control provisions. Under the $1 Billion Facility, EQM is required to maintain a consolidated leverage ratio of not more than 5.00 to 1.00 (or not more than 5.50 to 1.00 for certain measurement periods following the consummation of certain acquisitions).
364-Day Facility. EQM has a $500 million, 364-day, uncommitted revolving loan agreement with EQT that matures on October 24, 2018 and will automatically renew for successive 364-day periods unless EQT delivers a non-renewal notice at least 60 days prior to the then current maturity date. EQM may terminate the 364-Day Facility at any time by repaying in full the unpaid principal amount of all loans together with interest thereon. The 364-Day Facility is available for general partnership purposes and does not contain any covenants other than the obligation to pay accrued interest on outstanding borrowings. Interest accrues on outstanding borrowings at an interest rate equal to the rate then applicable to similar loans under the $1 Billion Facility, or a successor revolving credit facility, less the sum of (i) the then applicable commitment fee under the $1 Billion Facility and (ii) 10 basis points.
During the year ended December 31, 2017, the maximum amount of EQM's outstanding borrowings under the 364-Day Facility at any time was $100 million, the average daily balance was approximately $23 million and interest was incurred at a weighted average annual interest rate of 2.2%. There were no amounts outstanding at any time under the 364-Day Facility in 2016.
4.125% Senior Notes. During the fourth quarter of 2016, EQM issued 4.125% Senior Notes due December 1, 2026 in the aggregate principal amount of $500 million. Net proceeds from the offering were used to repay the outstanding borrowings under the $1 Billion Facility at that time and for general partnership purposes.
EQM's senior notes contain covenants that limit EQM's ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of EQM's assets.
As of December 31, 2017, EQM was in compliance with all debt provisions and covenants.
On April 25, 2018, EQM entered into a $2.5 billion unsecured multi-draw 364-day term loan facility with a syndicate of lenders (the EQM Term Loan Facility). The EQM Term Loan Facility was used to fund the cash consideration for the May 2018 Acquisition, is available to repay borrowings under EQM's $1 Billion revolving credit facility and, following the Mergers, under RMP's $850 million revolving credit facility, to fund ongoing working capital requirements and for other general partnership purposes. Unused commitments under the EQM Term Loan Facility will terminate automatically on December 31, 2018. The EQM Term Loan Facility matures on April 24, 2019 and includes mandatory prepayment and commitment reduction requirements related to the receipt by EQM of net cash proceeds from certain debt transactions, equity issuances, asset sales and joint venture distributions. As of June 12, 2018, EQM had $1,825 million outstanding under the EQM Term Loan Facility, $375 million remaining availability for general partnership purposes and $300 million remaining availability that can be used only in conjunction with the closing of the Mergers.